                                                                    EXHIBIT 4.45


================================================================================




                             ILLINOIS POWER COMPANY


                                       TO


                         HARRIS TRUST AND SAVINGS BANK,

                                   AS TRUSTEE


                                  -------------




                             SUPPLEMENTAL INDENTURE

                         DATED AS OF SEPTEMBER 15, 1998


                                       TO


                           MORTGAGE AND DEED OF TRUST

                             DATED NOVEMBER 1, 1943




================================================================================

SUPPLEMENTAL INDENTURE dated as of September 15, 1998 (the "Supplemental Indenture"), made by and between ILLINOIS POWER COMPANY, a corporation organized and existing under the laws of the State of Illinois (the "Company"), party of the first part, and HARRIS TRUST AND SAVINGS BANK, a corporation organized and existing under the laws of the State of Illinois (the "Trustee"), as Trustee under the Mortgage and Deed of Trust dated November 1, 1943, hereinafter mentioned, party of the second part;

          WHEREAS, the Company has heretofore executed and delivered its Mortgage and Deed of Trust dated November 1, 1943 ("Original Indenture"), to the Trustee, for the security of the First Mortgage Bonds of the Company issued and to be issued thereunder (the "Bonds"); and

          WHEREAS, pursuant to the terms and provisions of the Original Indenture there were created and authorized by Supplemental Indentures thereto bearing the following dates, respectively, the First Mortgage Bonds of the series issued thereunder and respectively identified opposite such dates:



DATE OF SUPPLEMENTAL                     IDENTIFICATION
    INDENTURE                              OF SERIES                               CALLED
--------------------                     --------------                            ------
November 1, 1943                   4% Series due 1973                      Bonds of the 1973 Series
                                             (redeemed)

March 1, 1946                      2 7/8% Series due 1976                  Bonds of the 1976 Series
                                             (paid at maturity)

February 1, 1948                   3 1/2% Series due 1978                  Bonds of the 1978 SeriEs
                                             (paid at maturity)

July 1, 1949                       2 7/8 % Series due 1979                 Bonds of the 1979 Series
                                             (paid at maturity)

April 1, 1950                      2 3/4% Series due 1980                  Bonds of the 1980 SeriEs
                                             (paid at maturity)

March 1, 1952                      3 1/2% Series due 1982                  Bonds of the 1982 SeriEs
                                             (paid at maturity)

November 1, 1953                   3 1/2% Series due 1983                  Bonds of the 1983 SeriEs
                                              (paid at maturity)

July 1, 1956                       3 3/4% Series due 1986                  Bonds of the 1986 SeriEs
                                             (paid at maturity)

May 1, 1958                        4% Series due 1988                      Bonds of the 1988 Series
                                             (redeemed)

January 1, 1963                    4 1/4% Series due 1993                  Bonds of the 1993 SeriEs
                                             (paid at
                                             maturity)

October 1, 1966                    5.85% Series due 1996                   Bonds of the 1996 Series
                                             (paid at maturity)


DATE OF SUPPLEMENTAL                     IDENTIFICATION
    INDENTURE                              OF SERIES                               CALLED
--------------------                     --------------                            ------
January 1, 1968                    6 3/8% Series due 1998                   Bonds of the First 1998 Series
                                             (redeemed)

October 1, 1968                    6 3/4% Series due October 1,             Bonds of the Second 1998 Series
                                   1998 (redeemed)

October 1, 1969                    8.35% Series due 1999                    Bonds of the First 1999 Series
                                             (redeemed)

November 1, 1970                   9% Series due 2000                       Bonds of the 2000 Series
                                             (redeemed)

October 1, 1971                    7.60% Series due 2001                    Bonds of the 2001 Series
                                             (redeemed)

June 1, 1973                       7 5/8% Series due 2003                   Bonds of the First 2003 Series
                                             (redeemed)

May 1, 1974                        Pollution Control Series A               Bonds of the Pollution Control
                                                                            Series A
September 1, 1974                  10 1/2% Series due 2004                  Bonds of the First 2004 Series
                                             (redeemed)

July 1, 1976                       8 3/4% Series due 2006                   Bonds of the 2006 Series
                                             (redeemed)

May 1, 1977                        Pollution Control Series B               Bonds of Pollution Control
                                             (redeemed)                     Series B

November 1, 1977                   8 1/4% Series due 2007                   Bonds of the 2007 Series
                                              (redeemed)

August 1, 1978                     8 7/8% Series due 2008                   Bonds of the 2008 Series
                                             (redeemed)

July 1, 1979                       9 7/8% Series due July 1,                Bonds of the Second 2004 Series
                                   2004
                                             (redeemed)

July 31, 1980                      11 3/8% Series due 1987                  Bonds of the 1987 Series
                                             (redeemed)

August 1, 1980                     12 5/8% Series due 2010                  Bonds of the 2010 Series
                                             (redeemed)

July 1, 1982                       14 1/2% Series due 1990                  Bonds of the 1990 Series
                                             (redeemed)


DATE OF SUPPLEMENTAL                     IDENTIFICATION
    INDENTURE                              OF SERIES                               CALLED
--------------------                     --------------                            ------
November 1, 1982                   12% Series due 2012                     Bonds of the 2012 Series
                                             (redeemed)

December 15, 1983                  Pollution Control Series C              Bonds of the Pollution Control
                                             (redeemed)                    Series C

May 15, 1984                       Pollution Control Series D              Bonds of the Pollution Control
                                             (redeemed)                    Series D

March 1, 1985                      Pollution Control Series E              Bonds of the Pollution Control
                                             (redeemed)                    Series E

February 1, 1986                   10 1/2% Series due 2016                 Bonds of the First 2016 Series
                                             (redeemed)

July 1, 1986                       9 7/8% Series due 2016                  Bonds of the Second 2016 Series
                                             (redeemed)

September 1, 1986                  9 3/8% Series due 2016                  Bonds of the Third 2016 Series
                                             (redeemed)

February 1, 1987                   Pollution Control Series F              Bonds of the Pollution Control
                                             (redeemed)                    Series F

February 1, 1987                   Pollution Control Series G              Bonds of the Pollution Control
                                             (redeemed)                    Series G

February 1, 1987                   Pollution Control Series H              Bonds of the Pollution Control
                                             (redeemed)                    Series H

July 1, 1987                       Pollution Control Series I              Bonds of the Pollution Control
                                             (redeemed)                    Series I

July 1, 1988                       10% Series due 1998                     Bonds of the Third 1998 Series
                                             (redeemed)

July 1, 1991                       Pollution Control Series J              Bonds of the Pollution Control
                                                                           Series J

June 1, 1992                       Pollution Control Series K              Bonds of the Pollution Control
                                                                           Series K

June 1, 1992                       Pollution Control Series L              Bonds of the Pollution Control
                                                                           Series L

July 1, 1992                       7.95% Series due 2004                   Bonds of the Third 2004 Series

July 1, 1992                       8 3/4% Series due 2021                  Bonds of the 2021 Series

September 1, 1992                  6 1/2% Series due 1999                  Bonds of the 1999 Series


DATE OF SUPPLEMENTAL                     IDENTIFICATION
    INDENTURE                              OF SERIES                               CALLED
--------------------                     --------------                            ------
February 15, 1993                  8% Series due 2023                      Bonds of the 2023 Series

March 15, 1993                     6 1/8% Series due 2000                  Bonds of the 2000 Series

March 15, 1993                     6 3/4% Series due 2005                  Bonds of the 2005 Series

July 15, 1993                      7 1/2% Series due 2025                  Bonds of the 2025 Series

August 1, 1993                     6 1/2% Series due 2003                  Bonds of the Second 2003 Series

October 15, 1993                   5 5/8% Series due 2000                  Bonds of the Second 2000 Series

November 1, 1993                   Pollution Control Series M              Bonds of the Pollution Control
                                                                           Series M

November 1, 1993                   Pollution Control Series N              Bonds of the Pollution Control
                                                                           Series N

November 1, 1993                   Pollution Control Series O              Bonds of the Pollution Control
                                                                           Series O

April 1, 1997                      Pollution Control Series P              Bonds of the Pollution Control
                                                                           Series P

April 1, 1997                      Pollution Control Series Q              Bonds of the Pollution Control
                                                                           Series Q

April 1, 1997                      Pollution Control Series R              Bonds of the Pollution Control
                                                                           Series R

March 1, 1998                      Pollution Control Series S              Bonds of the Pollution Control
                                                                           Series S

March 1, 1998                      Pollution Control Series T              Bonds of the Pollution Control
                                                                           Series T

July 15, 1998                      6 1/4% Series due 2002                  Bonds of the 2002 Series



and

          WHEREAS, the Company desires to create a new series of Bonds to be issued under the Original Indenture, to be known as First Mortgage Bonds, 6% Series due 2003 (the "Bonds of the Third 2003 Series") and to issue additional Bonds under the Original Indenture; and

          WHEREAS, the Bonds of the Third 2003 Series are to be issued to Harris Trust and Savings Bank, as trustee (the "New Mortgage Trustee") under the Company's General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 (the "New Mortgage") and are to be owned and held by the New Mortgage Trustee as "Pledged Bonds" (as defined in the New Mortgage) in accordance with the terms of the New Mortgage; and

          WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

          WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

          NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

          THAT Illinois Power Company, in consideration of the purchase and ownership from time to time of the Bonds and the service by the Trustee, and its successors, under the Original Indenture and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Original Indenture, for the benefit of the New Trustee and any successor holder of the Bonds as follows:

                                   ARTICLE I.

                 DESCRIPTION OF BONDS OF THE THIRD 2003 SERIES.

          SECTION 1. The Company hereby creates a new series of Bonds to be known as "The First Mortgage Bonds, 6% Series due 2003" (the "Bonds of the Third 2003 Series"). The Bonds of the Third 2003 Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Original Indenture, as supplemented and modified. The Bonds of the Third 2003 Series will be issued only to the New Mortgage Trustee as security for a series of bonds being issued under the Company's New Mortgage and the supplemental indenture to the New Mortgage dated as of September 15, 1998 (the "New Mortgage Bonds of the Second 2003 Series").

          The Bonds of the Third 2003 Series shall be dated as provided in
Section 6 of Article II of the Original Indenture and for the purposes of said
Section 6 the commencement of the first interest period shall be September 16, 1998. All Bonds of the Third 2003 Series shall mature on September 15, 2003, and shall bear interest at the rate of SIX PER CENT (6%) per annum, payable semi-annually on March 15 and September 15 of each year, commencing March 15, 1999, until the principal sum is paid in full. Any payment by the Company of principal of, or interest on, any Bonds of the Third 2003 Series shall be applied by the New Mortgage Trustee to the payment of any principal or interest, as the case may be, in respect of the New Mortgage Bonds of the Second 2003 Series due in accordance with the terms of the New Mortgage.

          SECTION 2. The Bonds of the Third 2003 Series and the Trustee's Certificate shall be substantially in the following forms respectively:

                             [FORM OF FACE OF BOND]

                             ILLINOIS POWER COMPANY
             (Incorporated under the laws of the State of Illinois)

                     FIRST MORTGAGE BOND, 6% SERIES DUE 2003

No. .............                                                   $100,000,000

          ILLINOIS POWER COMPANY, a corporation organized and existing under the laws of the State of Illinois (the "Company," which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to Harris Trust and Savings Bank as trustee (the "New Mortgage Trustee") under the Company's General Mortgage Indenture and Deed of Trust dated as of November 1, 1992 (the "New Mortgage") or its registered assigns, the principal sum of One Hundred Million Dollars ($100,000,000) on September 15, 2003, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay interest thereon in like coin or currency from September 16, 1998, payable semi-annually on March 15 and September 15 in each year, commencing March 15, 1999, at the rate of SIX PER CENT (6%) per annum, until the Company's obligation with respect to the payment of such principal shall be discharged as provided in the Indenture. Both the principal of, and the interest on, this Bond are payable at the agency of the Company in the City of Chicago, Illinois.

          This First Mortgage Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of Harris Trust and Savings Bank, the Trustee under the Indenture, or a successor trustee thereto under the Indenture (the "Trustee").

          The provisions of this First Mortgage Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          IN WITNESS WHEREOF, Illinois Power Company has caused this First Mortgage Bond to be signed (manually or by facsimile signature) in its name by its President or a Vice President, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by its Secretary or an Assistant Secretary.


Dated . . . . . . . . . . . . .                        ILLINOIS POWER COMPANY,


                                                       By  . . . . . . . . . . .
                                                            Vice President

ATTEST:


 . . . . . . . . . . . . . . . .
       Assistant Secretary

                         [FORM OF TRUSTEE'S CERTIFICATE]

          This First Mortgage Bond is one of the Bonds of the series designated therein, described in the within-mentioned Indenture and the Supplemental Indenture dated as of September 15, 1998.


                                                  HARRIS TRUST AND SAVINGS BANK,
                                                                        Trustee,

                                                  By . . . . . . . . . . . . . .
                                                         Authorized Officer

                            [FORM OF REVERSE OF BOND)

          This First Mortgage Bond is one of a duly authorized issue of Bonds of the Company (the "Bonds") in unlimited aggregate principal amount, of the series hereinafter specified, all issued and to be issued under and equally secured by the Mortgage and Deed of Trust (the "Indenture"), dated November 1, 1943, executed by the Company to Harris Trust and Savings Bank (the "Trustee"), as Trustee, to which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated February 15, 1993, which amended Section 1 of
Article IX of the Indenture, reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of the registered owners of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided. This First Mortgage Bond is one of a series designated as the First Mortgage Bonds, 6% Series Due 2003 (the "Bonds of the Third 2003 Series") of the Company, unlimited in aggregate principal amount, issued under and secured by the Indenture and described in the supplemental indenture dated as of September 15, 1998 (the "Supplemental Indenture of September 15, 1998"), between the Company and the Trustee, supplemental to the Indenture.

          To the extent permitted by, and as provided in, the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders of the Bonds and coupons may be made with the consent of the Company by an affirmative vote of the holders of not less than 662/3% in amount of the Bonds entitled to vote then outstanding, at a meeting of Bondholders called and held as provided in the Indenture, and by an affirmative vote of the holders of not less than 662/3% in amount of the Bonds of any series entitled to vote then outstanding and affected by such modification or alteration, in case one or more but less than all of the series of Bonds then outstanding under the Indenture are so affected; provided however, that no such modification or alteration shall be made which will affect the terms of payment of the principal of, or interest or premium, if any, on this First Mortgage Bond.

          In case an Event of Default, as defined in the Indenture, shall occur, the principal of all the Bonds at any such time outstanding under the Indenture may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be rescinded by the holders of a majority in principal amount of the Bonds outstanding.

          No recourse shall be had for the payment of the principal of, or premium or interest on this First Mortgage Bond, or for any claim based hereon or on the Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, as such, past, present or future, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute, rule of law, or otherwise, of incorporators, stockholders, directors or officers being released by every owner hereof by the acceptance of this First Mortgage Bond and as part of the consideration for the issue hereof, and being likewise released by the terms of the Indenture; provided, however, that nothing herein or in the Indenture or any indenture supplemental thereto contained shall prevent the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock not fully paid up.

          Notwithstanding any provision in the Indenture, the Supplemental Indenture of September 15, 1998 or this First Mortgage Bond to the contrary, any payment by the Company under the New Mortgage of principal of, or interest on, bonds which shall have been authenticated and delivered under the New Mortgage (the "New Mortgage Bonds of the Second 2003 Series") upon the basis of the issuance and delivery to the New Mortgage Trustee of the Bonds of the Third 2003 Series shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this First Mortgage Bond which is then due.

          This First Mortgage Bond constitutes a "Pledged Bond" (as defined in the New Mortgage) and is subject to all of the rights and restrictions applicable to Pledged Bonds as set forth in the New Mortgage. Without limiting the generality of the foregoing, this First Mortgage Bond shall be subject to surrender by the New Mortgage Trustee in accordance with the provisions of
Section 7.03 of the New Mortgage. To the extent that any provisions in the Indenture, the Supplemental Indenture of September 15, 1998 or this First Mortgage Bond are inconsistent with the provisions relating to Pledged Bonds that are set forth in the New Mortgage, the provisions of the New Mortgage shall apply.

          SECTION 3. Notwithstanding any provision in the Original Indenture, this Supplemental Indenture, or the Bonds of the Third 2003 Series to the contrary, any payment by the Company under the New Mortgage of principal of, or interest on, New Mortgage Bonds of the Second 2003 Series upon the basis of the issuance and delivery to the New Mortgage Trustee of the Bonds of the Third 2003 Series shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company to make any payment of principal or interest, as the case may be, in respect of the Bonds of the Third 2003 Series which is then due.

          SECTION 4. The Bonds of the Third 2003 Series constitute "Pledged Bonds" (as defined in the New Mortgage) and are subject to all of the rights and restrictions applicable to Pledged Bonds as set forth in the New Mortgage. Without limiting the generality of the foregoing, the Bonds of the Third 2003 Series shall be subject to surrender by the New Mortgage Trustee in accordance with the provisions of Section 7.03 of the New Mortgage. To the extent that any provisions in the Original Indenture, this Supplemental Indenture or the Bonds of the Third 2003 Series are inconsistent with the provisions relating to Pledged Bonds that are set forth in the New Mortgage, the provisions of the New Mortgage shall apply.


                                   ARTICLE II.

                    ISSUE OF BONDS OF THE THIRD 2003 SERIES.

          SECTION 1. The Company hereby exercises the right to obtain the authentication of $100,000,000 principal amount of additional Bonds pursuant to the terms of Section 4 of Article III of the Original Indenture on the basis of 75% of the net bondable value of property additions not subject to an unfunded prior lien. All such additional Bonds shall be Bonds of the Third 2003 Series.

          SECTION 2. Such Bonds of the Third 2003 Series may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.

          SECTION 3. Notwithstanding any provision in the Original Indenture to the contrary, execution of the Bonds of the Third 2003 Series on behalf of the Company, and the attesting of the corporate seal of the Company affixed to the Bonds of the Third 2003 Series by the officers of the Company authorized to do such acts by Section 12 of Article II of the Original Indenture may be validly done either by the manual or the facsimile signatures of such authorized officers of the Company.


                                  ARTICLE III.

                                   REDEMPTION.

        The Bonds of the Third 2003 Series shall not be redeemable prior to maturity.

                                   ARTICLE IV.

                                  THE TRUSTEE.

        The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture set forth and upon the following terms and conditions:

               The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article XIII of the Original Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.


                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS.

        This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, Illinois Power Company has caused this Supplemental Indenture to be executed on its behalf by its Chairman and President, one of its Executive Vice Presidents, one of its Senior Vice Presidents or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; and said Harris Trust and Savings Bank, in evidence of its acceptance of the trust hereby created, has caused this Supplemental Indenture to be executed on its behalf by its President or one of its Vice Presidents and its corporate seal to be hereto affixed and said seal and this Supplemental Indenture to be attested by its Secretary or one of its Assistant Secretaries; all as of the fifteenth day of August, 1998.


                                             ILLINOIS POWER COMPANY



                                             By   /s/ ROBERT A. SCHULTZ
                                               ---------------------------------
                                                      Robert A. Schultz
                                                      Vice President - Finance


(CORPORATE SEAL)


ATTEST:


/s/ SONDRA K. COOPRIDER
-------------------------------
Sondra K. Cooprider
Assistant Secretary

                                          HARRIS TRUST AND SAVINGS BANK, Trustee



                                             By    /s/ J. BARTOLINI
                                                --------------------------------
                                                       J. Bartolini
                                                       Vice President

(CORPORATE SEAL)

ATTEST:



/s/ C. POTTER
-----------------------------
C. Potter
Assistant Secretary

STATE OF ILLINOIS             )
                              ) SS.:
COUNTY OF MACON               )

        BE IT REMEMBERED, that on this 12th day of August, 1998, before me, the undersigned, a Notary Public within and for the County and State aforesaid, personally came Robert A. Schultz, Vice President - Finance and Sondra K. Cooprider, Assistant Secretary, of Illinois Power Company, a corporation duly organized, incorporated and existing under the laws of the State of Illinois, who are personally known to me to be such officers, and who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such officers and as the free and voluntary act of said Illinois Power Company for the uses and purposes therein set forth.

        IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.



                                           -------------------------------------
                                           Notary Public, Macon County, Illinois


My Commission Expires on _________________.

(NOTARIAL SEAL)


STATE OF ILLINOIS             )
                              ) SS.:
COUNTY OF COOK                )

        BE IT REMEMBERED, that on this 17th day of August, 1998, before me, the undersigned Marianne Tinerella, a Notary Public within and for the County and State aforesaid, personally came J. Bartolini, Vice President, and C. Potter, Assistant Secretary, of Harris Trust and Savings Bank, a corporation duly organized, incorporated and existing under the laws of the State of Illinois, who are personally known to me to be the same persons who executed as such officers the within instrument of writing, and such persons duly acknowledged that they signed, sealed and delivered the said instrument as their free and voluntary act as such Vice President and Secretary, respectively, and as the free and voluntary act of said Harris Trust and Savings Bank for the uses and purposes therein set forth.

        IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.




                                           -------------------------------------
                                           Notary Public, Macon County, Illinois


My Commission Expires on May 21, 2001.

(NOTARIAL SEAL)

        Return To:                              This Instrument Was Prepared By:

        ILLINOIS POWER COMPANY                  SCHIFF HARDIN & WAITE
        Real Estate Dept. F-14                  6600 Sears Tower
        500 S. 27th Street                      233 South Wacker Drive
        Decatur, IL 62525                       Chicago, IL  60606